====================================================================================================================================

                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C. 20549

                                                              FORM 8-K

                                                           CURRENT REPORT

                                               Pursuant to Section 13 or 15(d) of the
                                                  Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported): October 30, 2001

                                                        EDISON INTERNATIONAL
                                       (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
     (State or principal jurisdiction of          (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                                      2244 Walnut Grove Avenue
                                                           (P.O. Box 800)
                                                     Rosemead, California 91770
                                    (Address of principal executive offices, including zip code)

                                                            626-302-2222
                                        (Registrant's telephone number, including area code)

====================================================================================================================================

Items 1 through 4, 6, 8, and 9 are not included because they are inapplicable.

Item 5.  Other Events

As previously reported, Southern California Edison Company (SCE), the public utility subsidiary of Edison International, has entered into an agreement with the California Public Utilities Commission to settle SCE's federal district court lawsuit seeking recovery of power procurement costs in retail electric rates.  On October 5, 2001, the federal district court signed and entered a stipulated judgment approving the terms of the settlement agreement.  On October 26, 2001, The Utility Reform Network (TURN), an
intervenor in the lawsuit, filed a motion in the federal court of appeals for a stay of the judgment pending appeal.  On
October 30, 2001, a two-judge panel of the court of appeals issued an order temporarily staying the district court's October 5 judgment and remanding the matter to the district court for 14 days for the limited purpose of allowing TURN to present its motion for a stay of judgment to the district court in the first instance.  The court of appeals directed TURN to formally present its motion for a stay to the district court within five days, and to notify the court of appeals within three days after the district court's ruling whether TURN wishes to pursue its October 26 motion for a stay of judgment pending appeal.

SCE issued a media statement about the order of the court of appeals.  A copy of the media statement is attached as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         99       Media Statement by SCE dated October 30, 2001.

                                                             SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 EDISON INTERNATIONAL
                                                 (Registrant)

                                                                       KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

November 1, 2001